UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2012

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      Entry into a Material Definitive Agreement

The Board of Directors of Servotronics, Inc. (the “Company”) authorized amendments, effective January 27, 2012 extending the Company’s employment agreements with each of Dr. Nicholas D. Trbovich, its Chairman and Chief Executive Officer and Nicholas D. Trbovich, Jr., its President, Chief Operating Officer and a Director.

Dr. Trbovich’s term of employment has been extended to December 31, 2015; and Mr. Trbovich, Jr.’s term of employment has been extended to December 31, 2018.

A copy of the employment agreements containing the extended employment dates will be filed as exhibits to the Company’s Quarterly Report filed on Form 10-Q for the quarter ended March 31, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 31, 2012

Servotronics, Inc.

By: /s/ Bernadine E. Kucinski, Assistant Corporate Secretary
    Bernadine E. Kucinski
    Assistant Corporate Secretary